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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2000


                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)


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
             DELAWARE                         0-24710                       52-1700207
   (State or other Jurisdiction      (Commission File Number)   (I.R.S. Employer Identification No.)
        of incorporation)
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1221 AVENUE OF THE AMERICAS, 36TH FL., NEW YORK, NY                   10020
  (Address of Principal Executive Offices)                          (Zip Code)



       Registrant's telephone number, including area code: (212) 584-5100



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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), Sirius Satellite Radio Inc. ("us", "we" and occasionally, the "Company") is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made in this Current Report on Form 8-K. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "projection" and "outlook") are not historical facts and may be forward-looking. Such statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to the factors discussed in our Annual Report on Form 10-K for the year ended December 31, 1998 (filed under our former name, CD Radio Inc.), and investors should not place undue reliance on any such forward-looking statements. Among the significant factors that have a direct bearing on our results of operations are the potential risk of delay in implementing our business plan; our dependence on Space Systems/Loral, Inc.; risk of launch failure; unproven market and unproven applications of existing technology; our dependence on Lucent Technologies, Inc.; unavailability of receivers and antennas; and our need for additional financing.

         Management cannot assess the impact of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of such factors.

ITEM 5.  OTHER EVENTS.

         On January 28, 2000, we entered into an agreement with DaimlerChrysler Corporation, Mercedes-Benz USA, Inc. and Freightliner Corporation (collectively, "DaimlerChrysler") which anticipates DaimlerChrysler manufacturing, marketing and selling vehicles that include receivers capable of receiving Sirius broadcasts. DaimlerChrysler will be entitled to participate in a portion of the revenues derived by us from new DaimlerChrysler vehicles equipped to receive Sirius broadcasts ("DaimlerChrysler Enabled Vehicles"), and will be reimbursed for certain hardware costs of DaimlerChrysler Enabled Vehicles. In connection with this Agreement, DaimlerChrysler Corporation has received warrants to purchase 4,000,000 shares our common stock at an exercise price of $60 per share, which are fully exercisable only upon 4,000,000 DaimlerChrysler Enabled Vehicles being manufactured.



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         In addition, on January 28, 2000, we entered into a Stock Purchase
Agreement with DaimlerChrysler Corporation pursuant to which DaimlerChrysler Corporation will purchase 2,290,322 shares of our Common Stock for an aggregate purchase price of $100,000,039.

         A copy of the press release announcing these agreements is attached as
Exhibit 99.1 to this Report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)      Not applicable.

          (b)      Not applicable.

          (c)      Exhibits.

           99.1    Press Release dated February 1, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SIRIUS SATELLITE RADIO INC.




                                       By: /s/ Patrick L. Donnelly
                                           _____________________________________
                                               Patrick L. Donnelly
                                               Senior Vice President, General
                                               Counsel and Secretary

Dated:  February 1, 2000



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                                  EXHIBIT INDEX

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
      Exhibit                            Description of Exhibit
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
        99.1          Press Release dated February 1, 2000


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                           STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as..................'r'